UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008 (December 29, 2008)

Behringer Harvard Mid-Term Value Enhancement Fund I LP

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1610

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as the “Registrant,” “we,” “our,” or “us”) to amend the Current Report on Form 8-K, filed by the Registrant on December 29, 2008, solely for the purpose of refiling Exhibit 99.1 thereto.  No other changes were made to the text of the filing.

Item 7.01               Regulation FD Disclosure.

On December 31, 2008, the Registrant began distribution to its unit holders of its 2008 Third Quarter Report Summary.  A copy of the 2008 Third Quarter Report Summary, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1	2008 Third Quarter Report Summary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP

	By:	Behringer Harvard Advisors I LP
Co-General Partner

		By:	Harvard Property Trust, LLC
General Partner

Dated: December 31, 2008			By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	2008 Third Quarter Report Summary.